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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 3, 2005



                            MEXICAN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                        000-28234                 76-0493269
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                    1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (713) 943-7574



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.    OTHER EVENTS.

         On October 3, 2005, Mexican Restaurants, Inc. (the "Company") issued a press release announcing that its Board of Directors had called a Special Meeting of Shareholders to be held on Tuesday, November 8, 2005 to seek shareholder approval of its 2005 Long Term Incentive Plan. A copy of the Company's October 3, 2005 press release is filed as Exhibit 99.1 hereto.

         On October 4, 2005, the Company issued a press release announcing an update on the impact of Hurricane Rita on the Company's operations. The Company's October 4, 2005 press release is filed as Exhibit 99.2 hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibit Number         Description
       --------------         -----------

           99.1               Mexican Restaurants, Inc. press release dated
                              October 3, 2005.

           99.2               Mexican Restaurants, Inc. press release dated
                              October 4, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MEXICAN RESTAURANTS, INC.


Date: October 4, 2005                 By:        /s/ Andrew J. Dennard
                                         ---------------------------------------
                                         Name:  Andrew J. Dennard
                                         Title: Executive Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Corporate Secretary


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                                INDEX TO EXHIBITS


Exhibit Number         Description
--------------         -----------

99.1                   Mexican Restaurants, Inc. press release dated October 3,
                       2005.

99.2                   Mexican Restaurants, Inc. press release dated October 4,
                       2005.


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